UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

January 6, 2005

Date of Report (Date of Earliest Event Reported)

THE PEOPLES HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 6, 2005, PHC Statutory Trust II, a Delaware statutory trust (the “Trust”), the newly-formed, wholly-owned subsidiary of The Peoples Holding Company (the “Company”), issued $31,000,000 of floating rate capital securities (the “Capital Securities”) in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. The Trust was established pursuant to an Amended and Restated Declaration of Trust dated as of January 6, 2005 among the Company, the trustees and administrators of the Trust named therein (the “Declaration”). As described below, the Company has fully and unconditionally guaranteed on a subordinated basis the Capital Securities and, to the extent not paid or made by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available.

The proceeds of the Capital Securities, along with proceeds of $959,000 from the issuance of common securities (the “Common Securities”) by the Trust to the Company, were used by the Trust to purchase $31,959,000 in principal amount of the Company’s Floating Rate Junior Subordinated Deferrable Interest Debentures (the “Debentures”), the proceeds of which will be used by the Company in turn (i) to pay part of the cash portion of the merger consideration to be paid in connection with the Company’s acquisition of Heritage Financial Holding Corporation (“Heritage”), (ii) to repay the debt to First Tennessee Bank assumed by the Company in connection with its acquisition of Heritage, and (iii) for general corporate purposes.

The Capital Securities and the Debentures are redeemable on March 15, 2035, unless sooner redeemed in accordance with the provisions of the Indenture dated as of January 6, 2005 (the “Indenture”) between the Company and Wilmington Trust Company, as trustee (the “Trustee”). Distributions on the Capital Securities are cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the fifteenth day of March, June, September or December, as applicable, of each year (each a “Distribution Payment Date”). Each distribution period (a “Distribution Period”) commences on (and includes) the preceding Distribution Payment Date and ends on (and excludes) the then-current Distribution Payment Date, except that the first Distribution Period commences on (and includes) the date of the issuance of the Capital Securities (January 6, 2005) and ends on (and excludes) the Distribution Payment Date in March 2005.

Except for the first Distribution Period (during which the Capital Securities will bear interest at a rate per annum equal to 4.46%), the coupon rate on the Capital Securities for a given Distribution Period will be equal to 3-Month LIBOR plus 1.87% (but not to exceed the maximum rate of interest allowed under New York law as modified by any federal law of general applicability), which rate will reset quarterly. “3-Month LIBOR” means the London interbank offering rate for three-month, U.S. dollar deposits, as determined by the Trustee on the date that is two London banking days preceding the particular Distribution Period for which the coupon rate on the Capital Securities is being determined (the “Determination Date”). The Trustee will determine 3-Month LIBOR using one of four methods, in the following order of priority: (i) 3-Month LIBOR is the rate that appears on Page 3750 on the Dow Jones Telerate Service for U.S. dollar deposits having a 3-month maturity; (ii) if the rate in (i) cannot be determined on the Determination Date, 3-Month LIBOR is the rate that is the arithmetic mean of the rates offered to prime banks in the London interbank market for three-month, U.S. dollar deposits by leading banks in the London interbank market, as quoted to the Trustee by no more than four of the London offices of such leading banks; (iii) if the Trustee is able to obtain only one quotation of the rate described in (ii) above on the Determination Date, 3-Month LIBOR is the rate that is the arithmetic mean of the rates offered to leading European banks for loans in U.S. dollars by major New York City banks, as quoted to the Trustee by no more than four such New York City banks; and (iv) if the Trustee is able to obtain only one quotation of the rate described in (iii) above on the Determination Date, 3-Month LIBOR is the rate that was the 3-Month LIBOR for the Distribution Period immediately preceding the current Distribution Period.

Like the Capital Securities, the Debentures bear interest at a rate per annum equal to 4.46% during the first Distribution Period, after which the rate per annum for a given Distribution Period will be equal to 3-Month LIBOR plus 1.87%, which rate will reset quarterly. The interest payments by the Company will be used by the Trust to pay the quarterly distributions payable by the Trust to the holders of the Capital Securities. So long as no Event of Default (as defined below) has occurred on the Debentures, the Company may defer interest payments on the Debentures for up to 20 consecutive quarterly periods (an “Extension Period”). In such case, the Trust will be entitled to defer distributions otherwise due on the Capital Securities and the Common Securities. Interest will continue to accrue on the Debentures (and likewise on the Capital Securities and the Common Securities) during an Extension Period; moreover, additional interest (“Additional Interest”) will accrue on the accrued Debenture interest (and likewise on the accrued distributions on the Capital Securities and the Common Securities) at a rate per annum equal to the coupon rate on the Capital Securities for each Distribution Period during the Extension Period, except that Additional Interest during the First Distribution Period will accrue at a rate per annum equal to 4.46%. Prior to the termination of an Extension Period, the Company may further extend such period, provided that all such extensions shall not exceed twenty consecutive quarterly periods. During an Extension Period, the Company is prohibited from taking certain actions, including, among other actions, the payment of any dividends or distributions on its capital stock. Upon the termination of an Extension Period and the payment of all accrued and unpaid interest (including Additional Interest), the Company may commence a new Extension Period, subject to the provisions and time limitations described above.

The Debentures are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated.

Early Redemption. The Capital Securities and Debentures are redeemable, in whole or in part, subject to prior approval by the Board of Governors of the Federal Reserve System (the “Federal Reserve”), at any time after the distribution payment date in December 2009, at par, plus accrued and unpaid interest, and may be redeemed earlier at par, plus a premium and accrued and unpaid interest, in whole but not in part, subject to prior approval by the Federal Reserve, following the occurrence of a Special Event and for so long as such Special Event is continuing. “Special Event” is defined in the transaction documents as either (i) the receipt by the Company and the Trust of an opinion of counsel to the effect that there is more than an insubstantial risk that (a) the Trust is or within 90 days of the date of such opinion will be subject to federal income tax with respect to the income received or accrued on the Debentures, (b) interest payable by the Company on the Debentures is not or within 90 days of the date of such opinion will not be deductible by the Company, in whole or in part, for federal income tax purposes, or (c) the Trust is or within 90 days of the date of such opinion will be subject to more than de minimis amount of other taxes, duties or other governmental charges; (ii) the receipt by the Company and the Trust of an opinion of counsel to the effect that, as a result of the occurrence of a change in law or regulation, there is more than an insubstantial risk that the Trust is or within 90 days of the date of such opinion will be considered an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended; or (iii) the receipt by the Company of an opinion of counsel to the effect that there is more than an insubstantial risk that the Company, within 90 days of the date of such opinion, will not be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as “Tier 1 Capital” for purposes of the capital adequacy guidelines of the Federal Reserve (a “Capital Treatment Event”); provided that the inability of the Company to treat all or any portion of the liquidation amount of the Capital Securities as Tier 1 Capital shall not be the basis for a Capital Treatment Event if such inability results from the Company having cumulative preferred stock, minority interests in consolidated subsidiaries or any other class of security or interest which the Federal Reserve accords Tier 1 Capital treatment in excess of the amount which may qualify for treatment as Tier 1 Capital under applicable capital adequacy guidelines; provided, further, that the distribution of the Debentures in connection with the dissolution of the Trust will not in and of itself constitute a Capital Treatment Event unless such dissolution shall have occurred in connection with another Special Event.

Indenture Events of Default. Under the Indenture, an event of default includes any one of the following events (each an “Event of Default”):

(a)	the Company defaults in the payment of any interest upon any Debenture, including any Additional Interest due in respect thereof, following the nonpayment of any such interest for twenty or more consecutive Distribution Periods;

(b)	failure of the Company to pay all or any part of the principal of (or premium, if any, on) the Debentures as and when due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise;

(c)	failure of the Company in the performance of any of its covenants or agreements in the Indenture or in the Debentures (other than a covenant or agreement a default in whose performance or whose breach is described elsewhere in this paragraph) and continuance of such failure for a period of 60 days after notice thereof has been delivered to the Company;

(d)	a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

(e)	the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(f)	the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debentures to holders of the Common Securities and Capital Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Common Securities and Capital Securities or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

If an Event of Default described under (a), (d) or (e) above occurs, the Trustee and the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding each shall have the right to declare the entire principal of the Debentures and the interest accrued thereon to be due and payable immediately. If an Event of Default described under (b), (c) or (f) above occurs, the Trustee and the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding each shall have the right to remedy the Event of Default by appropriate judicial proceedings.

Guarantee Agreement. The Company has also entered into a Guarantee Agreement with the Trustee pursuant to which it has agreed to guarantee (i) the payment by the Trust of distributions on the Capital Securities to the extent the Trust has funds available therefor, (ii), the redemption price of the Capital Securities, to the extent the Trust has funds available therefor, with respect to any Capital Securities called for redemption or redeemed upon the occurrence of a Special Event, and (iii) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the payment of the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid distributions on the Capital Securities, to the extent the Trust has funds available therefor, and (b) the amount of assets of the Trust remaining available for distribution to the holders of the Capital Securities in liquidation of the Trust.

Other. Under the Declaration, any proceeds received upon payment or redemption of the Debentures will be used to redeem a pro rata amount of Capital Securities and Common Securities.

The duration of the Trust will be 35 years, unless earlier dissolved. If at any time the Trust is required to pay any additional taxes, duties, assessments or other governmental charges of any kind (“Additional Sums”) as a result of a Tax Event, then the Company is required to pay to the Trust additional sums such that the net amount received and retained by the Trust after paying such Additional Sums will equal the amount the Trust would have received had no such Additional Sums been imposed.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Copies of (i) the Indenture dated as of January 6, 2005 between The Peoples Holding Company and Wilmington Trust Company, as trustee, and the related Debenture, and (ii) the Guarantee Agreement dated as of January 6, 2005 by and between The Peoples Holding Company and Wilmington Trust Company, as trustee for the benefit of the holders from time to time of the $31,000,000 of floating rate capital securities issued by PHC Statutory Trust II, will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES HOLDING COMPANY
Registrant

DATE: January 11, 2005	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer